                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (Amendment No. __)

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Filed by a Party other than the Registrant [  ]

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[ ] Preliminary Proxy Statement
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[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                        Gartmore Variable Insurance Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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               pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]  Fee paid previously with preliminary proxy materials.

[ ]  Check box if any part  of the fee is offset  as provided  by  Exchange  Act
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NEA VALUEBUILDER(R) PROGRAM
[LOGO]

                                IMPORTANT NOTICE

Our records  indicate that you currently have a portion of your NEA Valuebuilder
Select AnnuitySM or NEA Valuebuilder  Future AnnuitySM  allocated to one or both of the following  underlying mutual funds: (1) Gartmore Variable Insurance Trust
("GVIT") -  Nationwide(R)GVIT  Strategic  Value  Fund or (2) GVIT - Turner  GVIT
Growth  Focus  Fund  (hereafter  collectively  referred  to as the  "Liquidating
Funds").  The  purpose  of  this  notice  is to  advise  you  of  the  impending liquidation of the GVIT - Nationwide  GVIT  Strategic  Value Fund and the GVIT -
Turner GVIT Growth Focus Fund.

           THE LIQUIDATION OF THE NATIONWIDE GVIT STRATEGIC VALUE FUND
                      AND THE TURNER GVIT GROWTH FOCUS FUND

The Gartmore  Variable  Insurance Trust board of trustees  approved the proposed liquidation of these Liquidating Funds. These Funds will be liquidated as of the close of business on April 23, 2004, provided that the shareholders of the Funds approve the proposed  liquidation.  Assuming  approval of the  liquidation,  any additional  purchase payments may not be allocated to these  Liquidating  Funds, and account value may not be transferred  to the  Liquidating  Funds,  effective
April 23, 2004.

                             CONTRACT OWNER OPTIONS

As a  Contract  Owner,  you have the right to  transfer  account  value  between subaccounts.  The  NEA  Valuebuilder  Select  and  Future  Annuities  have  many subaccounts for you to choose from.  Please consider  transferring  your account value that is allocated to the Liquidating Funds to one or more of the following subaccounts:

American Century(R)VP Value             GVIT Small Cap Growth
American Century(R)Income and Growth    GVIT Small Cap Value
Dreyfus VIF Appreciation                GVIT Small Company
Dreyfus Socially Responsible Growth     Gartmore GVIT Nationwide
Dreyfus Stock Index                     Gartmore GVIT Growth Fund
Federated Quality Bond II               Dreyfus GVIT Mid Cap Index Fund
Fidelity VIP Equity Income              Comstock GVIT Value Fund
Fidelity VIP Growth                     Federated High Income Bond
Fidelity VIP High Income                Gartmore GVIT Money Market
Fidelity VIP II Contrafund              Gartmore GVIT Mid Cap Growth
Janus Capital Appreciation              Van Kampen GVIT Multi Sector Bond
Janus Global Technology                 Neuberger Berman AMT Guardian
Janus International Growth              Neuberger Berman AMT Mid Cap Growth Portfolio
Van Kampen UIF Emerging Markets Debt    Neuberger Berman AMT Partners
Van Kampen UIF U.S. Real Estate         Oppenheimer Aggressive Growth Fund/VA
Gartmore GVIT Worldwide Leaders         Oppenheimer Capital Appreciation Fund/VA
Gartmore GVIT Government Bond           Oppenheimer Global Securities Fund/VA
J.P. Morgan GVIT Balanced               Oppenheimer Main Street Fund/VA
                                        Strong Opportunity II

For your  convenience,  we have  enclosed a Request for  Transfer of Assets form that you may use to transfer your account  value.  Also, if you have elected the telephone transfer privilege, you may transfer your account value by calling our
NEA Valuebuilder  Service Center at 1-800-NEA-VALU.  A transfer of account value from the Liquidating Funds into another  subaccount(s)  will not be treated as a transfer for the purpose of  determining  how many  subsequent  transfers may be made in any contract year.

PLEASE NOTE THAT ANY VALUE  REMAINING IN THE  LIQUIDATING  FUNDS AS OF APRIL 23,
2004, WILL AUTOMATICALLY BE TRANSFERRED AT THE CLOSE OF BUSINESS ON THAT DATE TO
THE GVIT - GARTMORE GVIT MONEY MARKET FUND.

If you have any  questions or concerns  about the proposed  liquidation,  or you would like to request a copy of the underlying fund prospectuses, please contact
your  personal   representative  or  our  NEA  Valuebuilder  Service  Center  at
1-800-NEA-VALU.

NOTE:  PLEASE RETURN  REQUEST FOR TRANSFER OF ASSETS FORM TO:  SECURITY  BENEFIT
GROUP OF COMPANIES, PO BOX 750497, TOPEKA, KS 66675-0497.

NEA VALUEBUILDER(R) PROGRAM                                           [BAR CODE]
[LOGO]

REQUEST FOR TRANSFER OF ASSETS

Attn:  NEA Valuebuilder Program - Future, Select and Multi-Flex

Please type or print in black ink.  Questions?  Call our Customer Service Center at 1-800-NEA-VALU.

1. GENERAL ACCOUNT INFORMATION                          2.  TRANSFER OF ASSETS (CONTINUED)
__ __ __ __ __ __ __ __ __ __                           TRANSFER OPTIONS (PLEASE CHOOSE ONE):
Contract Number                                         /__/ Dollars
_________________________________________________       /__/ Percent
Group Certificate (if applicable)
_________________ _____ _________________________       FROM: (Specify Sub-account and % or $ amount below)
Name of Annuitant/Participant                           ____%  _________________  ____%  _________________
(First)           (MI)  (Last)                          ____%  _________________  ____%  _________________
_________________________________________________       ____%  _________________  ____%  _________________
Address                                                 ____%  _________________  ____%  _________________
_________________________________________________       ____%  _________________  ____%  _________________
City                                                    ____%  _________________  ____%  _________________
__ __  __ __ __ __ __ - __ __ __ __                     ____%  _________________  ____%  _________________
State  Zip Code                                         ____%  _________________  ____%  _________________
__ __ __ __ __ __ __ __ __                              ____%  _________________  ____%  _________________
Tax I.D. Number/Social Security Number                  ____%  _________________  ____%  _________________
__ __ __ - __ __ __ - __ __ __ __
Phone Number (for confidential calls between
   8:00am and 6:00pm CST)
_________________________________________________
E-Mail Address

/__/ Single  /__/ Married      (please check one)
                                                        TO: (Specify Sub-account and % or $ amount below)
2. TRANSFER OF ASSETS                                   ____%  _________________  ____%  _________________
Complete this section to transfer your account          ____%  _________________  ____%  _________________
value between investment options.  Restrictions         ____%  _________________  ____%  _________________
regarding transfers may apply.  Please refer to         ____%  _________________  ____%  _________________
your Prospectus.                                        ____%  _________________  ____%  _________________
                                                        ____%  _________________  ____%  _________________
Please indicate the effective date of this              ____%  _________________  ____%  _________________
transfer.                                               ____%  _________________  ____%  _________________
__ __/__ __/__ __ __ __                                 ____%  _________________  ____%  _________________
Effective Date                                          ____%  _________________  ____%  _________________
If no date is indicated, or the date indicated         MUST TOTAL 100%
is prior to the date of receipt, the transfer
will occur on the date of receipt.

/__/ Please check here is this is a one-time
     asset re-balance.  If so, the "From" column
     does not need to be completed.

3.  CHANGE OF FUTURE ALLOCATION                         5.  SIGNATURES

Complete this section to change the allocation of       I have read, understand, and authorize the changes
future payments only.  If you want to transfer          requested on this form.
funds, please complete Section 2.
                                                        X_________________________________________________
/__/ Please allocate future contributions               Signature of Annuitant/Participant         Date
     according to percentages marked below.  IF
     THIS BOX IS UNMARKED, NO CHANGE IN FUTURE          X_________________________________________________
     ALLOCATIONS WILL OCCUR.                            Signature of Contractowner (if different   Date
                                                        than Annuitant)
SPECIFY SUB-ACCOUNT AND % BELOW.
                                                        X_________________________________________________
____%  __________________________________________       Signature of Joint Owner (if applicable)   Date
____%  __________________________________________
____%  __________________________________________       X_________________________________________________
____%  __________________________________________       Signature of Spouse (if Company Property   Date
____%  __________________________________________       State)
____%  __________________________________________
____%  __________________________________________       X_________________________________________________
____%  __________________________________________       Signature of Registered Representative     Date
____%  __________________________________________       (Optional)
____%  __________________________________________
Must Total 100%

4.  EXCHANGE AUTHORIZATION

By checking the box below, you authorize us to
honor any electronic request for a transfer of
assets among investment options or a change in
the allocation of future payments.  Please refer
to your Prospectus for complete details regarding
this privilege.

/__/ Electronic Transfer

This authorization form must be on file with us
before we will accept an electronic transaction.

 NEA VALUEBUILDER VARIABLE ANNUITY ISSUED BY NATIONWIDE LIFE INSURANCE COMPANY.
 MAIL TO: SECURITY BENEFIT GROUP OF COMPANIES * PO BOX 750497 * TOPEKA, KANSAS
                                   66675-0497
         FAX TO: 1-785-438-5177 * ALSO VISIT US ONLINE AT WWW.NEAMB.COM